                                                                  EXHIBIT 4.02


                        [EGREETINGS NETWORK, INC. LOGO]

                                  COMMON STOCK

                                _______________
                                     Shares

                      SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


THIS CERTIFIES THAT

                    ----------------------------------------

IS THE OWNER OF

                    ----------------------------------------

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         PAR VALUE $0.001 PER SHARE, OF

                            EGREETINGS NETWORK, INC.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal and to be affixed hereto.

Dated:
       -------------------

                        [EGREETINGS NETWORK, INC. SEAL]

/s/  ANDREW P. MISSAN                                  /s/ GORDON M. TUCKER
---------------------------                            -------------------------
SECRETARY                                              CHIEF EXECUTIVE OFFICER



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                            EGREETINGS NETWORK, INC.

     Upon request the Corporation will furnish any holder of shares of Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences, and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  -  all tenants in common                 UNIF G FT MIN ACT                 Custodian
TEN ENT  -  as tenants by the entireties                            -------------------------------------
JT TEN   -  as joint tenants with right of                            (Cust)                   (Minor)
            survivorship and not as tenants
            in common                                               under Uniform Gifts to Minors
                                                                    Act
                                                                        ----------------------------------
                                                                                       (State)

     Additional abbreviations may also be used though not in the above at.

For value received, _____________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

______________________________________

_______________________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF SIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

______________________________________________________________________ Shares

of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated _______________________________

In presence of

X ______________________________________

X _______________________________________________________________________

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

__________________________________________________________________________

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR, INSTITUTION, BANK, STOCK (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNION WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.